UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported):  February 11, 2011

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2011, USEC Inc. (“USEC” or the “Company”) and the United States Department of Energy (“DOE”) entered into an amendment (the “Amendment”) to the Agreement dated June 17, 2002 between DOE and USEC, as amended (the “2002 Agreement”).  The Amendment revises the remaining four milestones under the 2002 Agreement relating to the financing and operation of the Company’s American Centrifuge uranium enrichment plant in Piketon, Ohio (the “American Centrifuge Plant”).

The 2002 Agreement provides that USEC will develop, demonstrate and deploy the American Centrifuge technology in accordance with 15 milestones. In November 2010, USEC requested an extension from DOE of the remaining four milestones. USEC and DOE have agreed to the following modifications to the 2002 Agreement, as more fully described in the Amendment:

•
The milestone of “secure firm financing commitment(s) for the construction of the commercial American Centrifuge Plant with an annual capacity of approximately 3.5 million separative work units (“SWU”) per year” is extended to November 2011 (the “Financing Milestone”);

•	The milestone of “begin commercial American Centrifuge Plant Operations” is extended to May 2014;

•	The milestone of “commercial American Centrifuge Plant annual capacity at 1 million SWU per year” is extended to August 2015; and

•	The milestone of “commercial American Centrifuge Plant annual capacity at approximately 3.5 million SWU per year” is extended to September 2017;

•
DOE and USEC agree to discuss adjustment of the last three milestones as may be appropriate based on a revised deployment plan to be submitted by USEC by January 30, 2012 following the completion of the November 2011 Financing Milestone; and

•	DOE and USEC again acknowledged that no part of the 2002 Agreement, including the milestones for the American Centrifuge Plant, is dependent on the issuance by DOE of a loan guarantee to USEC.

However, USEC has communicated to DOE that obtaining a timely commitment and funding for a loan guarantee from DOE is necessary in order for USEC to meet the remaining four milestones and complete the American Centrifuge Plant.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment and the 2002 Agreement.  The Amendment is filed as Exhibit 10.1 to this report.  The full text of the 2002 Agreement is filed as Exhibit 99.3 to USEC’s current report on Form 8-K filed June 21, 2002.  Modification 1 to the 2002 Agreement is filed as Exhibit 10.15 to USEC’s annual report on Form 10-K for the year ended December 31, 2005.  Modification 2 to the 2002 Agreement is filed as Exhibit 10.1 to USEC’s current report on Form 8-K filed January 13, 2009.  Modification 3 to the 2002 Agreement is filed as Exhibit 10.1 to USEC’s current report on Form 8-K filed February 2, 2010.

The Company, or its subsidiaries, is also a party to a number of other agreements or arrangements with the U.S. government, as described in the Company’s annual report on Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit
Number                      Description

10.1	Modification No. 4 dated February 11, 2011, to Agreement dated June 17, 2002 between the U.S. Department of Energy and USEC Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

February 15, 2011	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number                       Description

10.1	Modification No. 4 dated February 11, 2011, to Agreement dated June 17, 2002 between the U.S. Department of Energy and USEC Inc.